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                                                                    Exhibit 99.1


                            SECTION 906 CERTIFICATION

In connection with the periodic report of ION Networks, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Kam Saifi, Chief Executive Officer and President of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

              (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

              (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.



Date: May 15, 2003                        By: /s/ Kam Saifi
                                              --------------------------------
                                              Kam Saifi
                                              Chief Executive Officer and
                                              President